Rule 497(e)

Registration Nos. 333-210186 and 811-23147

First Trust Exchange-Traded Fund VIII

(the “Trust”)

FT Vest U.S. Equity Buffer & Premium Income ETF – March

(the “Fund”)

Supplement To the Fund’s Prospectus

Dated March 23, 2026

As described in the Fund’s prospectus, Fund shareholders are subject to a target income level that the Fund seeks to achieve for achieve for a given Target Outcome Period. On March 20, 2026, the Fund’s previous Target Outcome Period ended, and a new Target Outcome Period began as of March 23, 2026. The new Target Outcome Period will end on March 19, 2027. The target income level for the Fund for the Target Outcome Period beginning on March 23, 2026 is set forth below.

Fund	Target income level (before fees and expenses)	Target income level (after fees and expenses, excluding brokerage commissions, trading fees, taxes and extraordinary expenses not included in the Fund’s management fee)
FT Vest U.S. Equity Buffer & Premium Income ETF – March (XIMR)	8.33%	7.48%

Please Keep this Supplement with your Fund Prospectus for Future Reference